AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 1999
                                                      REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                -----------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                -----------------

        THE AES CORPORATION                    DELAWARE                      54-1163725
  (Exact name of Registrant as     (State or other jurisdiction of        (I.R.S. employer
    specified in its charter)       incorporation or organization)     identification number)

                                -----------------
                             1001 NORTH 19TH STREET
                            ARLINGTON, VIRGINIA 22209
                                 (703) 522-1315
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)
                                 BARRY J. SHARP
                             1001 NORTH 19TH STREET
                            ARLINGTON, VIRGINIA 22209
                                 (703) 522-1315
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                -----------------
                                   Copies to:
                            RICHARD D. TRUESDELL, JR.
                              DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 450-4000
                                -----------------
     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
                                -----------------
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-39857

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE
================================================================================

                                                             PROPOSED MAXIMUM         AMOUNT OF
 TITLE OF EACH CLASS OF SECURITIES       AMOUNT TO          AGGREGATE OFFERING       REGISTRATION
          TO BE REGISTERED             BE REGISTERED              PRICE                 FEE (1)
Senior Debt Securities .............     $43,000,000               100%                 $12,685

================================================================================
(1) The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act of 1933.
                                -----------------
     This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

================================================================================

                                EXPLANATORY NOTE


          This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1993, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index, an independent auditors' consent and an opinion of counsel. The AES Corporation hereby incorporates by reference into this Registration Statement in its entirety the registration statement on Form S-3, File No. 333-39857, as amended by Amendment No. 1 thereto, including each of the documents filed by The AES Corporation with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto (the ''Initial Registration Statement''). The Initial Registration Statement was declared effective on November 19, 1997.

EXHIBITS

     The  following  documents  are  filed  as  exhibits  to  this  Registration
Statement.


    EXHIBITS            DESCRIPTION OF EXHIBIT
   ----------           ----------------------

      5.1       Opinion of Davis Polk & Wardwell

      23.1      Consent of Deloitte & Touche LLP

      23.2      Consent of Davis Polk & Wardwell (included in Exhibit 5.1)

      24.2      Power of Attorney for the Company  (incorporated by reference to
                Exhibit  24.1  to  the   Registration   Statement  on  Form  S-3
                (Registration No. 333-39857)filed November 10, 1997).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, State of Virginia on June 8, 1999.


                         THE AES CORPORATION


                                            By: /s/ Dennis W. Bakke
                                                -------------------------------
                                                Dennis W. Bakke
                                                President  and  Chief  Executive
                                                Officer


     Pursuant   to  the  requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on June 8, 1999.


          SIGNATURE                               TITLE                         DATE
-----------------------------   ----------------------------------------   -------------
               *                Chairman-of-the-Board                      June 8, 1999
---------------------------
         Roger W. Sant


       /s/ Dennis W. Bakke      President, Chief-Executive Officer and     June 8, 1999
---------------------------
          Dennis W. Bakke       Director (Principal Executive Officer)


               *                Director                                   June 8, 1999
---------------------------
      Dr. Alice F. Emerson


               *                Director                                   June 8, 1999
---------------------------
     Robert F. Hemphill, Jr.


               *                Director                                   June 8, 1999
---------------------------
         Frank Jungers


               *                Director                                   June 8, 1999
---------------------------
         John H. McArthur


               *                Director                                   June 8, 1999
---------------------------
         Hazel O'Leary


               *                Director                                   June 8, 1999
---------------------------
       Thomas I. Unterberg


               *
---------------------------
    Robert H. Waterman, Jr.


         /s/ Barry J. Sharp           Vice-President and Chief Financial
---------------------------           Officer (Principal Financial and
           Barry J. Sharp             Accounting Officer)                  June 8, 1999


*By: /s/ William R. Luraschi                                               June 8, 1999
---------------------------
        William R. Luraschi
         Attorney-in-Fact


                                  EXHIBIT INDEX

     The  following  documents  are  filed  as  exhibits  to  this  Registration
Statement.


    EXHIBITS            DESCRIPTION OF EXHIBIT
   ----------           ----------------------

      5.1       Opinion of Davis Polk & Wardwell

      23.1      Consent of Deloitte & Touche LLP

      23.2      Consent of Davis Polk & Wardwell (included in Exhibit 5.1)

      24.2      Power of Attorney for the Company (incorporated  by reference to
                Exhibit  24.1  to  the   Registration   Statement  on  Form  S-3
                (Registration No. 333-39857) filed November 10, 1997).